SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 23, 2003

Gables Realty Limited Partnership
(Exact name of Registrant as specified in its charter)

Delaware	000-22683	58-2077966
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Yamato Road, Suite 510
Boca Raton,  FL  33431
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code:
(561) 997-9700

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                    INFORMATION AND EXHIBITS.

       (c)  EXHIBITS:

          99.1  Press Release of Gables Residential Trust, dated April 23, 2003 (incorporated herein  by reference to Exhibit 99.1 to the Current Report on Form 8-K of Gables Residential Trust dated April 23, 2003, File No. 001-12590).

ITEM 9.     REGULATION FD DISCLOSURE.

        On April 23, 2003, Gables Residential Trust issued the press release attached hereto as Exhibit 99.1 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K of Gables Residential Trust dated April 23, 2003, File No. 001-12590).

        This information is also being furnished pursuant to Item 12 - Results of Operations and Financial Condition of Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 23, 2003

GABLES REALTY LIMITED PARTNERSHIP
By: Gables GP, Inc.
Its:  General Partner

By:  /s/  Marvin R. Banks, Jr.
 Marvin R. Banks, Jr.
Senior Vice President and Chief Financial Officer